FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2005

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

30 North LaSalle Street, Suite 4000, Chicago, Illinois		60602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into Material Definitive Agreement.

On September 12, 2005, United States Cellular Corporation (“U.S. Cellular”), a subsidiary of Telephone and Data Systems, Inc. (“TDS”), entered into an Exchange Agreement with ALLTEL Communications, Inc., a wholly-owned subsidiary of ALLTEL Corporation (collectively, “ALLTEL”).  The Exchange Agreement provides for the delivery by ALLTEL to U.S. Cellular of certain wireless interests and operations in Kansas and Nebraska in exchange for the delivery by U.S. Cellular to ALLTEL of wireless interests and operations in Idaho plus $50 million in cash, subject to working capital adjustments.  U.S. Cellular will fund the cash payment through borrowings under its existing Revolving Credit Agreement.

The Exchange Agreement contains customary and negotiated representations, warranties, and covenants.  The closing of the transactions contemplated by the Exchange Agreement is subject to the satisfaction or waiver (if permitted by law) of customary and negotiated closing conditions, including consents from the United States Department of Justice and Federal Communications Commission.

The foregoing description of the Exchange Agreement is not purported to be complete with respect to the material terms of such agreement and is qualified by reference to the complete Exchange Agreement, which is incorporated herein as Exhibit 2.1.  The Exchange Agreement has been incorporated by reference for the purpose of providing disclosure of information regarding its terms pursuant to Item 1.01 of Form 8-K and Item 601(b)(10) of Regulation S-K.  It has not been incorporated and should not be relied upon as a disclosure of any other information, including information about U.S. Cellular, TDS or ALLTEL.  In particular, the representations and warranties in the Exchange Agreement were made by U.S. Cellular and ALLTEL to each other and not to any other person, and are qualified by information in disclosure schedules that have not been filed herewith.  Such representations and warranties should not be relied upon as disclosures of facts.

Except in respect of the transactions contemplated by the Exchange Agreement, there are no material relationships between (i) U.S. Cellular, TDS or their affiliates, on the one hand, and (ii) ALLTEL, on the other hand.

Item 7.01. Regulation FD Disclosure.

On September 12, 2005, U.S. Cellular issued a press release announcing the entering into of the Exchange Agreement. A copy of the press release filed on Form 8-K by U.S. Cellular is incorporated by reference herein as Exhibit 99.1.  Such press release is incorporated herein for the purpose being furnished herein and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: September 14, 2005

By:	/s/ D. Michael Jack
D. Michael Jack
Senior Vice President and Corporate Controller

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit
No.	Description

2.1

Exchange Agreement dated as of September 12, 2005 by and between United States Cellular Corporation and ALLTEL Communications, Inc., is hereby incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by United States Cellular Corporation dated the date hereof. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to this agreement are omitted but will be provided supplementally to the SEC upon request).

99.1	Press Release dated September 12, 2005, is hereby incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by United States Cellular Corporation dated the date hereof.